                             SPS TECHNOLOGIES, INC.

                            LONG RANGE INCENTIVE PLAN

















                                                              January 1, 1995

                             SPS TECHNOLOGIES, INC.

                            LONG RANGE INCENTIVE PLAN




                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
ARTICLE I          Definitions                                             1

ARTICLE II         Participation                                           4

ARTICLE III        Determination of Amount of Incentive Payments           5

ARTICLE IV         Miscellaneous Provisions                                8

ARTICLE V          Amendment and Termination                              11

                   SCHEDULE - Long Range Incentive Plan
                              Participants and Long Range
                              Incentive Plan Objectives

                            SPS TECHNOLOGIES, INC.

                           LONG RANGE INCENTIVE PLAN


                                Purpose of Plan

            The purpose of the SPS Technologies, Inc. Long Range Incentive Plan is to advance the interests of SPS Technologies, Inc., a Pennsylvania corporation ("SPS"), its subsidiaries and its stockholders by providing long range incentives to certain key executives of SPS and its subsidiaries who contribute significantly to their long range performance and growth. Benefits paid under or in connection with the Plan shall not be considered wages, salaries or base compensation for purposes of calculating benefits or determining rights under any other compensation plan, benefit or program of SPS or its subsidiaries, except as may be provided under an executive severance agreement or SPS's Senior Executive Severance Plan. The Plan shall be effective as of January 1, 1995.

                                   ARTICLE I

                                  Definitions

            As used herein, unless otherwise required by the context, the following terms shall have the following meanings:

            1.1 "Board" or "Board of Directors" shall mean the board of directors of SPS Technologies, Inc. as the same may be constituted from time to time.

            1.2 "Cause" shall have the same meaning ascribed to such term in the SPS 1988 Long Term Incentive Stock Plan.

            1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.4 "Committee" shall mean the Executive Compensation and Stock Option Committee of the Board.

            1.5 "Common Stock" shall mean the common stock of SPS
Technologies, Inc.

            1.6 "Company" shall mean SPS Technologies, Inc., a Pennsylvania corporation, and its subsidiaries.

            1.7 "Compensation" shall mean a Participant's actual annual base salary for the applicable Fiscal Year excluding any incentive pay, bonuses, overtime premium payments, and any other special payments or indemnities.

            1.8 "Corporate" shall mean SPS Technologies, Inc.

            1.9 "Corporate Objectives" shall mean the specific earnings per share (EPS) and return on capital employed (ROCE) as listed in the attached Schedule.

            1.10 "Disability" shall mean a disability which qualifies a Participant for benefits under the SPS Technologies, Inc. Long Term Disability Plan or any other disability of a nature which, in the judgment of the Committee relying upon such professional advice as the Committee deems appropriate, under the circumstances, prevents a Participant from performing his or her employment obligation to the Company. In the absence of fraud, the Committee's determination shall be conclusive.

            1.11 "Early Retirement" shall have the same meaning ascribed to such term in the SPS Technologies, Inc. Retirement Income Plan.

            1.12 "Effective Date" shall mean January 1, 1995.

            1.13 "Employee" shall mean any employee of the Company.

            1.14 "Fair Market Value of Common Stock" shall be determined by reference to the average stock price as reported on the New York Stock Exchange Consolidated Transaction Reporting System on the date an award under the SPS 1988 Long Term Incentive Stock Plan is made.

            1.15 "Fiscal Year" shall mean the calendar year.

            1.16 "Long Range Incentive Payment" shall mean the benefit paid to a Participant as determined in accordance with Article III.

            1.17 "Long Range Incentive Percentage" shall mean the percentage of a Participant's Operating Division or Corporate Objectives attained during the previous Fiscal Year, subject to the limitations of Section 3.2.

            1.18 "Normal Retirement" shall have the same meaning ascribed to such term in the SPS Technologies, Inc. Retirement Income Plan.

            1.19 "Operating Division" shall mean any entity designated as an Operating Division by the Board of Directors from time to time and listed in the attached Schedule.

            1.20 "Operating Division Objectives" shall mean the specific operating profit (OP) and return on capital employed (ROCE) of a division as listed in the attached Schedule.

            1.21 "Participant" shall mean any Employee designated by the Board of Directors in accordance with Article II.

            1.22 "Person" shall have the same meaning ascribed to such term in the SPS 1988 Long Term Incentive Stock Plan.

            1.23 "Plan Term" shall mean three consecutive Fiscal Years as designated by the Board of Directors from time to time and set forth in the attached Schedule.

            1.24 "Plan" shall mean SPS Technologies, Inc. Long Range Incentive Plan set forth herein, as it may be amended from time to time.

            1.25 "Restricted SPS Common Stock" shall mean restricted common stock of SPS Technologies, Inc. awarded under the SPS 1988 Long Term Incentive Stock Plan, which shall be deemed, for the purposes of this Plan, to have a value equal to the Fair Market Value of Common Stock.

            1.26 "SPS 1988 Long Term Incentive Stock Plan" shall mean the SPS 1988 Long Term Incentive Stock Plan, as amended effective May 2, 1995 and as hereafter amended.


                                  ARTICLE II

                                 Participation

            2.1 Eligibility. An Employee who is a member of a select group of management or highly compensated employees of the Company is eligible to participate in the Plan if and to the extent designated by the Board of Directors and set forth in the attached Schedule.

            2.2 Date of Participation. An Employee who is designated as a Participant in accordance with Section 2.1 shall commence participation in the Plan on the date designated by the Board of Directors for the period designated by the Board of Directors as set forth in the attached Schedule.

            2.3 Termination of Participation. A Participant shall cease further participation in the Plan, except to the extent that an incentive payment has been earned and is payable pursuant to Article III, upon the earlier of: (a) his death or Disability, (b) the termination of his employment with the Company for any reason whatsoever, or (c) at the end of the Plan Term(s) for which he is designated as a Participant by the Board of Directors.

                                  ARTICLE III

                 Determination of Amount of Incentive Payments

            3.1 Calculation of Benefit.


              (a) Subject to the provisions of subsections (b) and (c), the Long Range Incentive Payment to be paid to a Participant for an applicable Fiscal Year shall be calculated by multiplying the Participant's Long Range Incentive Percentage times the Participant's Compensation for the Fiscal Year.

              (b) Except as hereafter provided, no payment shall be made for a Fiscal Year unless the Participant has been an Employee for the entire Fiscal Year. A Participant who is not employed for the entire Fiscal Year shall nevertheless receive a pro-rated payment for the portion of the Fiscal Year for which he was employed by the Company if his failure to continue his employment to the end of the Fiscal Year was the result of one of the following: Disability, involuntary termination of employment without Cause, Normal Retirement, or Early Retirement with approval of the Board of Directors.

              (c) (1) The amount payable for a Participant for a Fiscal Year under subsections (a) and (b) shall be reduced in the event that the Committee awards to such Participant, on or about the same date that the calculation of incentive payments under the Plan for the most recently completed Fiscal Year are approved by the Board, Restricted SPS Common Stock under the SPS 1988 Long Term Incentive Stock Plan. The amount of such reduction with respect to any Fiscal Year shall be equal to the value of the number of shares of Restricted SPS Common Stock so awarded. In no event shall such reduction exceed the limits set forth in subsection (c)(2) hereof.

              (2) The amount of the reduction under this subsection (c) for a Fiscal Year shall in any event be limited to the product of (A) and (B) where (A) is the maximum offset percentage for that Participant as set forth in the attached Schedule and (B) is the amount calculated pursuant to subsections (a) and (b).

            3.2 Calculation of Long Range Incentive Percentage.

              (a) Except as provided in subsections (b) and (c), a Participant shall be allocated a Long Range Incentive Percentage which equals the percentage of Corporate and/or Operating Division Objectives applicable to the Participant which were attained during the Fiscal Year. Corporate and Operating Division Objectives for the Plan Term shall be designated by the Board of Directors and attached to the Plan in the attached Schedule. The Board is not required to extend the Plan to any Fiscal Year not set forth in the attached Schedule. To the extent the Board of Directors decides to make the Plan effective for an additional Fiscal Year, the Board may, in its sole discretion, designate new and/or different Corporate and Operating Division Objectives or other criteria to be used to calculate a Participant's Long Range Incentive Percentage for any such additional years.

              (b) A Participant will be deemed to have a Long Range Incentive Percentage of zero percent (0%) if his applicable Corporate and/or Operating Division percentages for the Fiscal Year do not achieve an objective within the acceptable range set forth in the attached Schedule.

              (c) In no circumstance may a Participant's Long Range Incentive Percentage exceed the applicable Long Range Incentive Percentage maximum set forth in the attached Schedule.

              (d) Long Range Incentive Percentages shall be calculated based on the percentage realization of one or more Operating Division Objectives and Corporate Objectives. Participants shall receive a weighted Long Range Incentive Percentage reflecting their applicable Corporate and Operating Division percentages for the Fiscal Year. Participants who are subject to weighted treatment are noted in the attached Schedule along with the weight to be given to the applicable Operating Division and Corporate percentage for the Fiscal Year. Participants who receive a weighted Long Range Incentive Percentage shall remain subject to the limitations of Section 3.2.

            3.3 Form of Incentive Payments. Long Range Incentive Payments shall be made in cash except to the extent that Restricted SPS Common Stock shall have been awarded under the SPS 1988 Long Term Incentive Stock Plan as described in Section 3.1(c).

            3.4 Payment of Benefits. Long Range Incentive Payments shall be made no later than the last day of the third calendar month after the close of the Fiscal Year.

                                  ARTICLE IV

                           Miscellaneous Provisions

            4.1 Administration.

              (a) Designation of Committee. The Plan shall be administered by the Committee. Members of the Committee may not be Participants under the Plan.

              (b) Duties of Committee. The Committee shall be responsible for interpretation of Plan provisions and approval of benefit payments to the extent such responsibility has not been allocated under the Plan to another Person, and subject to and in accordance with the provisions hereof shall determine all questions arising under the Plan. The Committee may also make such rules and regulations and prescribe such forms and procedures for the conduct of its meetings and administrative duties as it deems appropriate. The Committee shall endeavor to act uniformly in accordance with the provisions of the Plan.

              (c) Agents. The Committee shall appoint an individual to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

              (d) Binding Effect of Decisions. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all Persons having any interest in the Plan, except to the extent that a panel of arbitrators shall decide to the contrary.

              (e) Indemnity of Committee. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of willful misconduct.

            4.2 No Right of Employment. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

            4.3 Nonassignability. Except as herein expressly provided, the respective rights and obligations of the Participants under the Plan shall not be assignable. The rights and obligations of the Company hereunder shall inure to the benefit of and be binding upon its successors and assigns, including any other corporation or entity with which the Company may be merged or otherwise combined or which may acquire the Company or its assets in whole or substantial part. A successor to the Company shall be liable for the payment of a Long Range Incentive Payment under the Plan for the Fiscal Years of the Plan Term set forth in the attached Schedule for which a Long Range Incentive Payment has not yet been paid. Calculations required to make such payments shall be made, to the extent practicable on a proforma basis or otherwise, consistent with the methodology specified in Article III of the Plan. To the extent such calculations are not practicable, a Participant shall receive, for each of such remaining Fiscal Years, a Long Range Incentive Payment which is calculated on the basis of objective criteria date of mailing thereof. No other notice, whether actual or constructive, shall have any effect under the Plan. regarding performance that is as comparable as possible with the performance measures set forth in the attached Schedule for such remaining Fiscal Years. Nothing herein expressed or implied is intended to confer upon any Person, other than the Participants and the Company, any rights, remedies, obligations or liabilities under or by reason of the Plan.

            4.4 Unfunded Arrangement. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure any payment under the Plan, and such payments shall be pari passu with the claims of the Company's general creditors.

            4.5 Governing Law. The Plan shall be governed by and interpreted under the laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions.

            4.6 Acceptance. By claiming or accepting any benefit under the Plan, each Participant and each Person claiming by, under or through him or her shall be conclusively deemed to have indicated his/her acceptance and ratification of, and consent to, the terms and provisions of the Plan.

            4.7 Notices. All notices and requests pursuant to the Plan shall be in writing and shall be mailed by certified or registered mail, return receipt requested, if to the Company, to Secretary, SPS Technologies, Inc., 101 Greenwood Avenue, Suite 470, Jenkintown, PA 19046, and if to a Participant, at the address set forth in the attached Schedule. Such addresses may be changed by written notice mailed in accordance with this Section 5.8. Such notice shall, for all purposes of the Plan, be deemed to have been delivered and received by the addressee on the date of mailing thereof. No other notice, whether actual or constructive, shall have any effect under the Plan.

            4.8 Entire Plan. The Plan and the Schedules hereto contain all the provisions of the Plan with respect to the matters contemplated herein and supersede all prior plans or understandings among the Company and the Participants relating to such matters, except as may be provided in an executive severance agreement with the Company and a Participant and in the Company's Senior Executive Severance Plan.

            4.9 Tax Withholding. All payments hereunder shall be subject to all withholding requirements under applicable tax law.

                                   ARTICLE V

                           Amendment and Termination

            5.1 Amendment and Termination. The Board of Directors reserves the right by written resolution to amend the Plan at any time and from time to time in any fashion (including an amendment to change the attached Schedule), and to terminate it at will. A decision by the Board of Directors to amend or terminate the Plan will be binding on each subsidiary of SPS which adopts the Plan. No amendment or termination of the Plan (including the attached Schedule) shall decrease or restrict any entitlement to benefits for any benefits earned or to be earned for the periods of participation applicable to a Participant as set forth in the attached Schedule under the Plan prior to its amendment or termination.

            5.2 No Right to Continued Benefit. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right, implied or otherwise, to receive a benefit for any Fiscal Year not set forth in the attached Schedule.

                                   SCHEDULE
                    Long Range Incentive Plan Participants


- -------------------------------------------------------------------------------
                                                        Period of
   NAME                Address                        Participation
- -------------------------------------------------------------------------------
                   87 Spruce Hill Road
C. Grigg           Weston, MA  02193                  1995-1996-1997
- -------------------------------------------------------------------------------
                   782 Spring Valley Road
H. Wilkinson       Doylestown, PA  18901              1995-1996-1997
- -------------------------------------------------------------------------------
                   183 Gleniffer Hill Road
W. Shockley        Richboro, PA  18954                1995-1996-1997
- -------------------------------------------------------------------------------
                   3901 Sherwood Lane
J. Morrash         Doylestown, PA  18901              1995-1996-1997
- -------------------------------------------------------------------------------
                   3801 Dogwood Lane
J. McGrath         Doylestown, PA  18901              1995-1996-1997
- -------------------------------------------------------------------------------
                   810 Pinewood Road
A. Nerenberg       Elkins Park, PA  19027             1995-1996-1997
- -------------------------------------------------------------------------------
                   18 Hunters Lane
J. Dee             Southampton, NJ  08088             1995-1996-1997
- -------------------------------------------------------------------------------
                   11N230 Williamburg Drive
W. Benecki         Elgin, IL  60123                   1995-1996-1997
- -------------------------------------------------------------------------------
                   16189 Baird Court
J. Snowden         Spring Lake, MI  49456             1995-1996-1997
- -------------------------------------------------------------------------------
                   206 Old Church Road
B. Cranston        North Wales, PA  19454             1995-1996-1997
- -------------------------------------------------------------------------------
                   609 Fernwood Circle
J. Costello        Strafford, PA  19087               1995-1996-1997
- -------------------------------------------------------------------------------
                   46 Shirley Road
M. Kirk            Leicester, UK                      1995-1996-1997
- -------------------------------------------------------------------------------
                   6408 Paderborne Drive
S. Engelman        Hudson, Ohio  44236                1995-1996-1997
- -------------------------------------------------------------------------------
                   7846 Glengate Drive
M. Sharp           Broadview Hgts, OH 44177           1995-1996-1997
- -------------------------------------------------------------------------------
                   44 Alandale Road
                   Blackburn, Melbourne
B. Aston           Victoria, Australia                1995-1996-1997
- -------------------------------------------------------------------------------

                                   SCHEDULE

                     Long Range Incentive Plan Objectives


I.  WEIGHTING OF CORPORATE AND DIVISION OBJECTIVES

      Corporate participants will have all their incentive payment based on achieving Corporate Objectives. Fastener Group participants will have their incentive payment weighted 60% for achieving their individual Operating Division Objectives, 20% for achieving the Fastener Group objectives, and 20% for achieving the Corporate Objectives. Both Arnold Engineering and Cannon-Muskegon will have their incentive payment weighted 75% for achieving their individual Operating Division Objectives and 25% for achieving the Corporate Objectives.



II.  CORPORATE OBJECTIVES

      SPS Corporate Objectives are earnings per share (EPS) and return on capital employed (ROCE). EPS will have a weighing of 65% of the total and ROCE will have a weighing of 35%. Both EPS and ROCE will have a range established with the maximum payment on achieving 110% of objective in 1995 and 105% of objective in 1996 and 1997. SPS Corporate Objectives and the range for each objective are as follows:

- ------------------------------------------------------------------------------
                             EPS                              ROCE
- ------------------------------------------------------------------------------
 Fiscal Yr.       Objective          Range          Objective         Range
- ------------------------------------------------------------------------------
    1995           $2.25            80-110%             8.8%         80-110%
- ------------------------------------------------------------------------------
    1996           $3.25            80-105%            11.2%         80-105%
- ------------------------------------------------------------------------------
    1997           $4.25            80-105%            13.0%         85-105%
- ------------------------------------------------------------------------------



III.  OPERATING DIVISION OBJECTIVES

      Operating Division Objectives are operating profit (OP) and ROCE. OP will have a weighing of 65% of the total and ROCE will have a weighing of 35%. Both OP and ROCE will have a range established with the maximum payment on achieving 110% of objective in 1995 and 105% of objective in 1996 and 1997. Operating Division Objectives and the range for each objective as follow:

- -------------------------------------------------------------------------------
                             OP                                 ROCE
- -------------------------------------------------------------------------------
                  Objective
 Fiscal Yr.        ($000)          Range          Objective         Range
- -------------------------------------------------------------------------------
                               Fastener Group*
- -------------------------------------------------------------------------------
    1995           $22,314           80-110%          16.8%        80-110%
    1996            28,900           80-105%          20.3%        85-105%
    1997            35,500           80-105%          23.5%        90-105%
- -------------------------------------------------------------------------------
                                 Domestic APD
- -------------------------------------------------------------------------------
    1995           $ 7,152           80-110%          13.4%        80-110%
    1996            10,000           80-105%          18.9%        80-105%
    1997            13,000           80-105%          23.7%        80-105%
- -------------------------------------------------------------------------------
                                 T.J. Brooks
- -------------------------------------------------------------------------------
    1995           $ 2,850           95-110%          28.6%        95-110%
    1996             3,400           80-105%          32.6%        85-105%
    1997             3,800           90-105%          34.8%        95-105%
- -------------------------------------------------------------------------------
                                Cleveland IPD
- -------------------------------------------------------------------------------
    1995           $ 2,700           80-110%          18.4%        80-110%
    1996             3,200           80-105%          19.0%        95-105%
    1997             3,600           85-105%          20.7%        90-105%
- -------------------------------------------------------------------------------
                                  IPD Europe
- -------------------------------------------------------------------------------
    1995           $ 1,750           80-110%          18.5%        80-110%
    1996             2,000           85-105%          16.6%       100-105%
    1997             2,300           85-105%          16.9%       100-105%
- -------------------------------------------------------------------------------
                                 UNBRAKO N.A.
- -------------------------------------------------------------------------------
    1995           $ 2,700           80-110%          12.6%        80-110%
    1996             3,500           80-105%          16.4%        80-105%
    1997             4,500           80-105%          21.1%        80-105%
- -------------------------------------------------------------------------------
                                UNBRAKO Europe
- -------------------------------------------------------------------------------
    1995           $ 3,200           80-110%          27.4%        90-110%
    1996             3,800           80-105%          28.1%        95-105%
    1997             4,500           80-105%          29.4%        95-105%
- -------------------------------------------------------------------------------
* Fastener Group consists of all operating divisions except The Arnold Engineering Company and Cannon-Muskegon Corporation.

- -------------------------------------------------------------------------------
                             OP                                 ROCE
- -------------------------------------------------------------------------------
                  Objective
 Fiscal Yr.        ($000)          Range          Objective         Range
- -------------------------------------------------------------------------------
                                  Australia
- -------------------------------------------------------------------------------
    1995           $ 2,250           80-110%          32.1%        100-110%
    1996             2,500           90-105%          30.0%        100-105%
    1997             2,800           90-105%          28.4%        100-105%
- -------------------------------------------------------------------------------
                                     Hi-Life
- -------------------------------------------------------------------------------
    1995             ($228)          80-110%          (5.6%)        80-110%
    1996               500           80-105%           7.6%         80-105%
    1997             1,000           80-105%          13.2%         80-105%
- -------------------------------------------------------------------------------
                               Cannon-Muskegon
- -------------------------------------------------------------------------------
    1995           $ 7,600           85-110%          52.5%        100-110%
    1996             8,400           90-105%          50.3%        100-105%
    1997             9,200           90-105%          48.1%        100-105%
- -------------------------------------------------------------------------------
                              Arnold Engineering
- -------------------------------------------------------------------------------
    1995           $ 8,000           85-110%          21.2%        100-110%
    1996             8,700           90-105%          22.3%         95-105%
    1997            10,100           85-105%          25.6%         85-105%
- -------------------------------------------------------------------------------



IV.  PLAN TERM

         The Plan Term is the 1995, 1996, and 1997 Fiscal Years.

                                PARTICIPANT DATA


- ------------------------------------------------------------------------------------------------------------------------


                                                               Maximum                     Long Range
                                                                Offset                      Incentive
                 POSITION                        Name         Percentage               Percentage Maximum
- ------------------------------------------------------------------------------------------------------------------------
                                                                               1995            1996           1997
- ------------------------------------------------------------------------------------------------------------------------

Corporate Participants:
- ------------------------------------------------------------------------------------------------------------------------
Chairman                               C. Grigg                  50%            25%            40%            50%
- ------------------------------------------------------------------------------------------------------------------------
President                              H. Wilkinson*             50%            20%            30%            40%
- ------------------------------------------------------------------------------------------------------------------------
CFO/Controller                         W. Shockley               40%            15%            25%            35%
- ------------------------------------------------------------------------------------------------------------------------
VP/Treasurer                           J. Morrash                35%            10%            20%            25%
- ------------------------------------------------------------------------------------------------------------------------
VP, Corp. Svs.                         J. McGrath                35%            10%            20%            25%
- ------------------------------------------------------------------------------------------------------------------------
VP, Legal Counsel                      A. Nerenberg              35%            10%            20%            25%
- ------------------------------------------------------------------------------------------------------------------------
Assoc. Counsel                         J. Dee                    35%            10%            20%            25%
- ------------------------------------------------------------------------------------------------------------------------

Operating Division Participants:
- ------------------------------------------------------------------------------------------------------------------------
Pres., Arnold Eng.                     W. Benecki                40%            15%            25%            35%
- ------------------------------------------------------------------------------------------------------------------------
President, Cannon-Muskegon             J. Snowden                40%            15%            25%            35%
- ------------------------------------------------------------------------------------------------------------------------
Oper. Mgr. Dom., APD                   B. Cranston               35%            10%            20%            30%
- ------------------------------------------------------------------------------------------------------------------------
VP, Mktg., Dom., APD                   J. Costello               35%            10%            20%            25%
- ------------------------------------------------------------------------------------------------------------------------
Mgr. Dir. TJ Brooks                    M. Kirk*                  40%            15%            25%            35%
- ------------------------------------------------------------------------------------------------------------------------
President, IPD                         S. Engelman               35%            10%            20%            30%
- ------------------------------------------------------------------------------------------------------------------------
Mgr. Dir. IPD-UK                       M. Kirk*                  40%            15%            25%            35%
- ------------------------------------------------------------------------------------------------------------------------
Pres., Unbrako N.A.                    M. Sharp                  35%            10%            20%            30%
- ------------------------------------------------------------------------------------------------------------------------
Mgr. Dir., Unbrako Australia           B. Aston                  35%            10%            20%            30%
- ------------------------------------------------------------------------------------------------------------------------
*Weighting:  H. Wilkinson - 50% Corporate; 50% Fastener Group
              M. Kirk Operating Division Split:  65% T.J. Brooks; 35% IPD Europe
- ------------------------------------------------------------------------------------------------------------------------